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                                                                    EXHIBIT 10.3


                                    AMENDMENT
                                       TO
                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                             GGP LIMITED PARTNERSHIP

         THIS AMENDMENT (the "Amendment") is made and entered into on November 12, 2004, by and among the undersigned parties.

                              W I T N E S S E T H:

         WHEREAS, a Delaware limited partnership known as GGP Limited Partnership (the "Partnership") exists pursuant to that certain Second Amended and Restated Agreement of Limited Partnership of GGP Limited Partnership dated as of April 1, 1998, as amended (the "Second Restated Partnership Agreement"), and the Delaware Revised Uniform Limited Partnership Act;

         WHEREAS, General Growth Properties, Inc., a Delaware corporation, is the general partner of the Partnership (the "General Partner");

         WHEREAS, the Partnership and the General Partner have entered into that certain Contribution Agreement dated the date hereof, pursuant to which the General Partner has agreed to contribute certain property to the Partnership and the Partnership has agreed to issue additional common units of partnership interest to the General Partner and assume certain liabilities of the General Partner (the "Assumed Liabilities"), including certain liabilities in respect of loans owing by the General Partner (the "Loans"); and

         WHEREAS, the parties hereto, being the sole general partner of the Partnership and the holders of a Majority-in-Interest of the Common Units, desire to amend the Second Restated Partnership Agreement to (a) reflect such issuance and certain other prior transfers and issuances of partnership units and (b) set forth certain other understandings.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

         1. CAPITALIZED TERMS. Capitalized terms used but not defined herein shall have the definitions assigned to such terms in the Second Restated Partnership Agreement, as amended.

         2. ISSUANCE OF ADDITIONAL UNITS; ETC. Pursuant to the Contribution Agreement, the Partnership hereby (a) issues to the General Partner additional Common Units and (b) agrees that (i) upon issuance by the General Partner of shares of its common stock pursuant to the CSA (as defined in the Contribution Agreement), the Partnership shall issue to the General Partner an equal number of Common Units and (ii) upon issuance by the General Partner of shares of its preferred stock pursuant to the CSA, the Partnership shall issue to the General Partner an equal number of Preferred Units with terms that are equivalent to the terms of such shares of preferred stock. Notwithstanding anything to the contrary contained in the Second


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Restated Partnership Agreement, if there are one or more actual or deemed distributions which would otherwise be treated as giving rise to a "disguised sale" under Section 707 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder, such distributions shall be treated as having been made in reimbursement of the General Partner's preformation capital expenditures as described in Reg. 1.707-4(d) and Rev. Rul. 2000-44 to the extent of such preformation capital expenditures.

         3. NEW EXHIBIT A. Exhibit A to the Second Restated Partnership Agreement, identifying the Partners, the number and class or series of Units owned by them and their respective Percentage Interests, if any, is hereby deleted in its entirety and the Exhibit A in the form attached hereto is hereby inserted in its place and stead.

         4. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be an original and all of which together shall constitute the same document.

         5. OTHER PROVISIONS UNAFFECTED. Except as expressly amended hereby, the Second Restated Partnership Agreement shall remain in full force and effect in accordance with its terms.

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         IN WITNESS WHEREOF, the undersigned have executed this Amendment on the day and year first above written.

GENERAL PARTNER:

GENERAL GROWTH PROPERTIES, INC.,
a Delaware corporation

By:      /s/ Bernard Freibaum
         ---------------------------------------------
         Bernard Freibaum, Executive Vice President



LIMITED PARTNERS:

M.B. CAPITAL PARTNERS III, a South
Dakota general partnership

By:      GENERAL TRUST COMPANY, not
         individually but solely as Trustee
         of Martin Investment Trust G, a partner

         By: /s/ E. Michael Greaves
            ------------------------------------------
             E. Michael Greaves, Vice-President